Exhibit 10.1

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Tenure Detail

	Tenure Number ID	520335	View Tenure
	Tenure Type	Mineral (M)
	Tenure Sub Type	Claim (C)
	Title Type	Mineral Cell Title Submission (MCX)
Mining Division
	Good To Date	2006/SEP/22
	Issue Date	2005/SEP/22
Termination Type
Termination Comments
Termination Date
Tag Number
	Claim Number	PT1
Old Tenure Code
	Area in Hectares	38.795

Map Numbers:
093G

Owners:
145064 GLENGARRY DEVELOPMENTS INC 100.0%

Agents:
116548 FRANCES JEAN MACPHERSON CEXT (4049231)